CLOUGH FUNDS TRUST

SUPPLEMENT DATED JULY 13, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED

Effective immediately, the following information is added to the section entitled “INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO THE FUND”:

Pandemic Risks

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE